UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2014 (February 13, 2014)

Newcastle Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31458	81-0559116
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 46th Floor New York, New York		10105
(Address of principal executive offices)		(Zip code)

(212) 798-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 13, 2014, Newcastle Investment Corp. (“Newcastle”) completed the spin-off of New Media Investment Group Inc. (“New Media”). On February 14, 2014, Newcastle issued a press release announcing the completion of the spin-off, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The pro forma financial information specified in Article II of Regulation S-K is filed as Exhibit 99.2 hereto.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 14, 2014

99.2	Newcastle Investment Corp. Unaudited Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Newcastle Investment Corp.

Date: February 20, 2014	By:	/s/ Jonathan Brown
Jonathan Brown
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 14, 2014

99.2	Newcastle Investment Corp. Unaudited Pro Forma Financial Information